EXHIBIT 99.1

Rodman & Renshaw Convergence and Security
Conference

(Based upon First Quarter 2005 results)

June 15, 2005

www.j2global.com

  Future operating results

  Subscriber growth and retention

  Earnings growth and expectations

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “2005
Financial Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of June 15, 2005 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of June 15, 2005 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations

Enactment of burdensome telecommunications or Internet regulations

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security

Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/28/05 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global deploys the power of the
Internet to deliver business critical
communication and messaging services to
individuals and corporations throughout
the world.

j2 Global

jConnect®

jfax®

eVoice®

eFax®

onebox®

eFax Corporate®

Consensus®

electricm@il™

M4 INTERNET

jBlast™ POWERED BY j2

PaperMaster Pro®

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Unique Assets

9.0 million subscribed telephone numbers (DIDs)

Global advanced messaging network

1,500+ cities in 25 countries on 5 continents

12.5MM+ unique DIDs worldwide in inventory

Patented technology

A portfolio of 23 issued U.S. patents, and numerous pending U.S. patent applications, issued foreign patents and pending foreign applications

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong financial position

32 consecutive quarters of Revenues growth

13 consecutive quarters of positive and growing Operating Earnings

40.5% year-over-year Revenues growth

$98.2MM of cash & investments to fund growth (as of 3/31/05)

Nominal amount of debt

Subscriber Profile

Vertical Markets

Financial institutions

Real estate

Law firms & corporate legal departments

Medical

Government

Hospitality

Remote workers & “road warriors”

Value Proposition

Digitization (paper reduction)

Security

Privacy

Regulatory

Efficiency

Cost

Infrastructure replacement

Subscriber Acquisition

Individuals

Targeted Web marketing

    (e.g. AOL, Hotmail, Yahoo!, Google, AT&T, United Online, etc.)

Sold primarily through: www.eFax.com and www.j2.com

Use  of  proprietary  Life  Cycle  Management  (i.e. Free    Paid conversions)

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses

Sold through: www.eFaxCorporate.com, supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced email, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Paid Subscription Drivers

Six drivers for Paid subscription additions:

Subscribers coming directly to the Company’s Websites

Brand awareness

Search engine discovery

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SME sales

Hybrid Website and human interaction (i.e. Telesales)

Direct enterprise & government sales

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing

CPA deals

International marketing programs in Western Europe

j2 Global

j2 Global Network
Asia/Pacific
The Americas
Europe

Source: US Census Bureau (2003), www.internetstats.com (2004 estimate) and j2 Global

John Smith
Executive Vice President
john.smith@wonderful.com
www.wonderful.com
Wonderful Entertainment, Inc.
123 Main Street
Suite 500
Los Angeles, CA 90028
Phone: (310) 555-1212
Fax: (310) 555-2121

j2 Global Communications, Inc.

1,500+ cities

in 25 countries

on 5 continents

Everyone has a fax number
on their business cards…
but the smart ones get
their faxes delivered to
their email.

Current population of j2 Global-served
countries:  728 million

Representing 231+ million Internet users

j2 Global has >600,000 international
subscribers

137 million total US employees

j2 Global has 8.4 million U.S. subscribers

Large Enterprise Sales

Increased direct-sales focus over the past 12 months on
accounts with 1,000+ DIDs (telephone numbers) deployed per
account

New and complex regulatory compliance and security issues
have focused attention within corporations towards a well-
managed infrastructure for their fax messages

Currently, 13 enterprise accounts with 1,000+ DIDs each – all under annual or multi-year contracts

Five Fortune™ 100 companies under contract, with another 17
qualified companies in the current sales pipeline

Large international enterprise opportunities are increasing

Outbound (Send) usage from Enterprise accounts has more
than doubled in the past six months

j2 Global

eFax® PaperMaster Pro® eVoice® electricm@il™ onebox® jConnect®

j2 Global Communications, Inc.

Product Roadmap

Inbound Fax to Email

Outbound Fax via Email

Fax broadcasting

Secure fax

OCR

PDF delivery

Fax storage/archive

Smart Caller ID

New notification methods

Voice

Services

Inbound VM to Email

Voicemail management

Telephone access

Conference Calling

Enhanced voicemail

Call screening

Call forwarding

Voicemail interrupt

Collaboration

Unified

Messaging

& Comm.

Services

Integrated Email,
voicemail & fax services

Find me/Follow me

Wireless messaging and

    notification

ProtoFax®

Messenger 3.5

HotSend®

PaperMaster Pro®

Currently offered

Future opportunities

Document

Management

Email

Services

Permission-based

   Email marketing

Outsourced Email

Spam control

Virus filtering

Message storage

Hosted ExchangeTM

IP

Fax

Exchange is a registered Trademark of the Microsoft Corporation

Financial Highlights

j2 Global

(Millions)
$32.0
$30.0
$28.0
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05

j2 Global Communications, Inc.

Historical Revenue & Operating Income Growth

32 consecutive quarters of Revenue growth

13 consecutive quarter of Operating Earnings growth

(Percentage of Total Revenue)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
79.1%
80.1%
80.4%
81.3%
79.8%
Gross Margin
43.5%
42.6%
43.0%
44.0%
41.4%
Operating Margin
Sales & Marketing
17.0%
G&A
16.0%
Engineering
5.5%
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05

j2 Global Communications, Inc.

Cost Trends

*

*

* Reflects a reclassification of certain network operations and depreciation expenses into Cost of Revenues, which was implemented in Q1 2005, versus their historical inclusion in General & Administrative expenses.  See Slide #21 for a reconciliation to previously reported numbers.

2005 Financial Guidance

(Reaffirmed as of June 15, 2005)

(1) Assumes an annual tax rate of between 25-28% and between 25.4-26.0 million diluted shares outstanding

$0.42 – 0.43

$34.5 – 34.8

Q2

2005

$1.70 – 1.75

Net Earnings per Share (1)

$145 – 148

Revenues (millions)

Year-End

2005

Recent Events

j2 Global’s network expanded to 25 countries with the
introduction of local and toll-free telephone numbers in
Spain and Portugal

Local telephone numbers are now available in 11
additional cities throughout France, including Marseille,
Lyon, Nice and Cannes

Introduced eVoice Plus® – offering local telephone
numbers, message storage, access via telephone and text
message notification to cell phones and PDAs

Launched Onebox Receptionist™ – a virtual PBX and
communications service for small- to mid-sized
businesses

j2 Global

Revenues

(in Thousands)

DIDs

Financials

Metrics

(3)

(4)

18

2005

Q1

Q2

Q3

Q4

Total

Q1

Q2

Q3

Q4

Total

Q1

Fixed Subscriber Revenues

$9,916

$11,177

$12,121

$13,976

$47,190

$16,021

$17,750

$19,122

$20,823

$73,716

$22,773

Variable Subscriber Revenues

4,538

5,130

5,685

5,542

20,895

6,041

7,314

7,863

8,226

29,444

8,502

   Subscriber Revenues

$14,454

$16,307

$17,806

$19,517

$68,084

$22,062

$25,063

$26,985

$29,050

$103,160

$31,275

Other Revenues

754

730

1,097

957

3,538

880

768

786

749

3,183

949

      Total Revenues

$15,208

$17,037

$18,903

$20,474

$71,622

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

DID Based Revenues

$14,063

$15,835

$17,478

$19,216

$66,592

$21,664

$24,057

$25,994

$27,937

$99,652

$30,186

Non-DID Revenues

1,145

1,202

1,424

1,258

5,029

1,278

1,774

1,777

1,862

6,691

2,038

      Total Revenues

$15,208

$17,037

$18,903

$20,474

$71,622

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

Subscriber Revenues/Total Revenues

95.0%

95.7%

94.2%

95.3%

95.1%

96.2%

97.0%

97.2%

97.5%

97.0%

97.1%

DID Based/Total Revenues

92.5%

92.9%

92.5%

93.9%

93.0%

94.4%

93.1%

93.6%

93.8%

93.7%

93.7%

%

Fixed

Subscriber Revenues

68.6%

68.5%

68.1%

71.6%

69.3%

72.6%

70.8%

70.9%

71.7%

71.5%

72.8%

%

Variable

Subscriber Revenues

31.4%

31.5%

31.9%

28.4%

30.7%

27.4%

29.2%

29.1%

28.3%

28.5%

27.2%

Paid DIDs

304,969

348,988

380,230

400,245

434,616

469,328

515,162

553,949

598,490

Average Monthly Revenue/DID

$15.59

$15.52

$15.36

$15.73

$16.68

$17.22

$16.95

$16.87

$16.85

Cancel Rate

(1)

3.6%

3.0%

2.8%

3.3%

2.9%

2.4%

2.6%

2.7%

2.8%

Free DIDs

4,320,975

4,825,991

5,146,838

5,150,388

5,843,167

6,873,083

7,106,249

8,180,452

8,448,517

Average Monthly Revenue/DID

$0.05

$0.04

$0.05

$0.05

$0.05

$0.04

$0.04

$0.04

$0.04

Total DID Inventory (MM)

5.8

6.5

6.7

7.1

8.6

9.5

11.3

11.9

12.7

Cities Covered

1,000

1,000

1,100

1,100

1,300

1,350

1,400

1,500

1,500

Countries Covered

18

19

20

20

20

20

20

22

23

Gross Margin

79.1%

80.1%

80.4%

81.3%

80.3%

79.8%

Operating Margin

34.2%

36.1%

39.2%

41.4%

38.0%

43.5%

42.6%

43.0%

44.0%

43.3%

41.4%

Cash/Investments

(millions)

$38.7

$46.5

$54.5

$63.8

$67.4

$74.2

$83.9

$93.8

$98.2

Free Cash Flow

(2)

(millions)

$5.0

$7.1

$7.7

$9.5

$29.3

$9.9

$11.6

$11.9

$10.9

$44.3

$11.0

(1)

Cancel Rate is defined as individual customer DIDs with >4 months of continuous service (continuous service includes DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the 3 months of the quarter.

(2)

Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.  In Q4 2003, it excludes the benefit of $9.5 million to record the reversal of certain valuation allowances of deferred tax assets.

(3)

Reflects the inclusion of certain network operations and depreciation expense in Cost of Revenues in Q1 2005 versus its historical inclusion in General & Administration expense.

(4)

For Q1 2005, reduced by 6,625 DIDs due to the discontinuance of a marketing trial.

2003

2004

Universal Service Fund (USF)

Created in the 1930s to ensure that all Americans, particularly those living in rural areas or with low income, would have access to affordable telephone service

Expanded in 1996 to cover broadband access to schools and libraries

Originally funded through a levy on long distance revenues

Since 1996, funding methods have changed to include a surcharge on telephone, cellular and DSL lines

There is a belief that the USF will be under-funded in the future

The Congressional Budget Office (CBO) issued a research report in
May describing four proposals for new funding methodologies

No Congressional or FCC debate/action has been taken on this report, and none is expected during this Congressional session

One proposal calls for the imposition of a $1.00/telephone number/month tax on all U.S. telephone numbers

This is “old news”, and has been discussed in j2 Global’s past three annual reports

Universal Service Fund (USF)

There is significant public opposition to the adoption of the taxation proposal

Alternatives include applying the tax to other revenue sources (e.g. VoIP, broadband)

j2 Global has been and is actively involved in lobbying on this issue

We would likely mobilize our 8 million Free base of U.S. customers to send a message to Congress regarding USF funding alternatives

In the unlikely event the taxation proposal should prevail, j2 Global would likely:

Increase the price of our Paid services by the amount of the tax

Monetize its Free base of subscribers, perhaps at a lower entry price-point

                  or

Collect only the tax from its Free base of subscribers, thereby establishing a direct billing relationship with these customers

Both of these options with the Free base represent revenue growth opportunities

Q1-2004

% of Rev

Q2-2004

% of Rev

Q3-2004

% of Rev

Q4-2004

% of Rev

Total 2004

% of Rev

Cost of Revenues

Previously reported

3,640

$

15.9%

4,063

$

15.7%

4,363

$

15.7%

4,448

$

14.9%

16,514

$

15.5%

Add: Certain network operations

and depreciation expenses

1,165

1,070

1,092

1,128

4,455

Adjusted Cost of Revenues

4,805

$

20.9%

5,133

$

19.9%

5,455

$

19.6%

5,576

$

18.7%

20,969

$

19.7%

Gross Margin

Previously reported

84.1%

84.3%

84.3%

85.1%

84.5%

Adjusted Gross Margin

79.1%

80.1%

80.4%

81.3%

80.3%

General and Administrative Expenses

Previously reported

4,482

$

19.5%

4,734

$

18.3%

5,321

$

19.2%

5,506

$

18.5%

20,043

$

18.8%

Less: Certain network operations

and depreciation expenses

1,165

1,070

1,092

1,128

4,455

Adjusted General

and Administrative Expenses

3,317

$

14.5%

3,664

$

14.2%

4,229

$

15.2%

4,378

$

14.7%

15,588

$

14.7%

21

Reconciliation of previously reported

Cost of Revenues and General & Administrative Expenses for 2004

($ in thousands)

(1) In Q4 2003, excludes benefit of $9.5 million to record the reversal of certain valuation allowances of our deferred tax assets.

(2)  Prior to Q4 2003, the Company accrued tax expense at the rate of 5% or less.

(3) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

(1,2)

22

Q1 '03

Q2 '03

Q3 '03

Q4 '03

Q1 '04

Q2 '04

Q3 '04

Q4 '04

Q1 '05

Net cash provided by operating activities

$5.308

$8.542

$8.623

$10.375

$10.252

$13.044

$13.240

$14.785

$13.462

Purchases of property & equipment

(0.300)

(1.414)

(0.947)

(0.906)

(0.319)

(1.442)

(1.337)

(3.883)

(2.473)

Free Cash Flow

(3)

$5.008

$7.128

$7.676

$9.469

$9.933

$11.602

$11.903

$10.902

$10.989

®